                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1994 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1994-CII (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1994 to September 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of October, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  ------------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that he is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1994 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1994-CII (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of October, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  ------------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                            HOME IMPROVEMENT LOANS
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 8.10%
                               GREEN TREE TRUST
                                   1994-CII
                                MONTHLY REPORT
                                September 1994


                                    Distribution Date:  10/17/94
                                    Trust Account:      3333835-0

A.   Collected Amount                                  $548,006.90

B.   Delinquent Payments Advanced/Recovered              13,646.45

C.   Aggregate Repurchase Price for Contracts
     to be Repurchased                                         .00

D.   Amount Available (A+B+C)                           561,653.35

E.   Monthly Interest                                    44,935.79

F.   Monthly Principal
     (1)  Regular Principal Payment    $ 74,579.26
     (2)  Principal Prepayments         352,284.92
     (3)  Delinquent Payments Advanced    7,210.13
     (4)  Net Losses                      4,788.63
     (5)  Contracts Repurchased due to
          Breach of Representations and
          Warranties (see attached)            .00
     (6)  Bankruptcy Write-down                .00
     (7)  Unpaid Principal from Prior
          Months                               .00
     (8)  Delinquent Payments Recovered        .00

          Total Principal                               438,862.94

G.   Monthly Servicing Fee (.75%)                         7,801.35

H.   Advances Reimbursed
     (1)  Prior Advances that have been recovered              .00
     (2)  Uncollectible Advances                               .00

I.   Guaranty Fee                                        70,053.27

J.   Shortfall ((E+F)-D)                                       .00

K.   Guaranty Payment (lesser of J or Guaranty
     Amount from prior month)                                  .00

L.   Remaining Principal Balance                     12,043,300.06

M.   Pool Factor

     1)   Previous Month Pool Factor                    1.00000000
     2)   Current Month Pool Factor                      .96484079

                            HOME IMPROVEMENT LOANS
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 8.10%
                               GREEN TREE TRUST
                                   1994-CII
                                MONTHLY REPORT
                                September 1994
                                    Page 2


                                         Distribution Date:  10/17/94
                                         Trust Account:      3333835-0

N.   Aggregate Scheduled Balances and
     Number of Delinquent Contracts

     (1)  31 - 59          33,393.85   5
     (2)  60 - 89           9,894.04   1
     (3)  90 days or more        .00   0

O.   Liquidated Contracts                               4,821.07

P.   Aggregate Net Liquidation Losses
     since Cut-off Date                                 5,091.14

Q.   Guaranty Amount ($1,154,601.00 - P)            1,149,509.86

R.   Number of Loans Remaining                             1,964

Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or your Distribution.

                         GTHI
                         94-C2
                    September, 1994
                  Defaulted Contracts

                                              Estimated
                                  Repurchase   Loss at
Account #    Principal  Interest    Amount    Sale Date
- -----------  ---------  --------  ----------  ---------

15647853      4,788.63     32.44    4,821.07   5,091.14
             ---------    ------   ---------  ---------

             $4,788.63    $32.44   $4,821.07  $5,091.14
             =========    ======   =========  =========